UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CHURCHILL CAPITAL CORP V
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2023

_________________

CHURCHILL CAPITAL CORP V
(Exact name of registrant as specified in its charter)

_________________

Delaware	001-39806	85-1023777
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Fifth Avenue, 12th Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 380-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fourth of one warrant	CCV.U	New York Stock Exchange

Shares of Class A common stock	CCV	New York Stock Exchange

Warrants	CCV WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 7, 2023, Churchill Sponsor V LLC (the “Sponsor”) agreed to make monthly deposits directly to the trust account (the “Trust Account”) of Churchill Capital Corp V (the “Company”) in the amount of $250,000 (each deposit, a “Contribution”) following the approval and implementation of the Extension Amendment Proposal (as defined below) on the terms described below. Such Contributions will be made pursuant to a non-interest bearing, unsecured promissory note (the “Promissory Note”) issued by the Company to the Sponsor.

At the special meeting of the Company to be held at 10:00 a.m., Eastern Time, on March 14, 2023 (the “Special Meeting”), the Company’s stockholders will be asked to vote on a proposal to amend the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to extend the date by which the Company must consummate an initial business combination (the “Business Combination”) from March 18, 2023 to December 18, 2023 (the “Extension”, and such proposal, the “Extension Amendment Proposal”).

If the Extension Amendment Proposal is approved, such Contributions will be paid monthly beginning on March 17, 2023 and thereafter on the eighteenth day of each month (or if such eighteenth day is not a business day, on the business day immediately preceding such eighteenth day) until the earliest to occur of (i) the consummation of the Business Combination, (ii) November 17, 2023 and (iii) if a Business Combination is not consummated, the date of liquidation of the Trust Account, as determined in the sole discretion of the Company’s board of directors. The Promissory Note will mature on the earlier of (1) the date the Company consummates a Business Combination and (2) the date that the winding up of the Company is effective (such date, the “Maturity Date”). The Promissory Note will not bear any interest, and will be repayable by the Company to the Sponsor upon the Maturity Date. The Maturity Date may be accelerated upon the occurrence of an “Event of Default” (as defined in the Promissory Note). Any outstanding principal under the Promissory Note may be prepaid at any time by the Company, at its election and without penalty.

The foregoing description of the Promissory Note does not purport to be complete and is qualified in its entirety by the terms and conditions of the Promissory Note, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The funds in the Trust Account are currently held in an interest bearing demand deposit account. The interest rate on such deposit account is currently 4.45% per annum, but such deposit account carries a variable rate, and the Company cannot assure investors that such rate will not decrease or increase significantly.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference into this Item 2.03 to the extent required herein.

Item 8.01	Other Events.

The information disclosed under Item 1.01 of this Current Report is incorporated by reference into this Item 8.01 to the extent required herein.

As previously disclosed, the Company has called the Special Meeting at which stockholders will be asked to vote on the following proposals: (1) the Extension Amendment Proposal; (2) to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or if the Company determines that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

On March 7, 2023, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference, announcing entry into the Promissory Note, the Contributions and identifying Sustainable Living Innovations, Inc. (“SLI”) as the party with which the Company has entered into a letter of intent, as previously announced on December 16, 2022. No assurances can be made that the Company will successfully negotiate and enter into a definitive agreement with SLI for a Business Combination, or that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all.

In addition, the Company has agreed that, to mitigate the current uncertainty surrounding the implementation of the Inflation Reduction Act of 2022, funds held in the Trust Account, including any interest thereon, will not be used to pay for any excise tax liabilities with respect to any future redemptions of the Company’s Class A common stock, par value $0.0001 per share (the “Class A common stock”), prior to or in connection with the Extension, a Business Combination or the liquidation of the Company. The foregoing is without prejudice as to how other special purpose acquisition entities affiliated with the Company may determine to pay for any excise tax liabilities applicable to those other entities.

Additional Information and Where to Find It

On February 21, 2023, the Company filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for the Special Meeting which further describes the Extension Amendment Proposal.

Forward-Looking Statements

This Current Report includes, and oral statements made from time to time by representatives of the Company may include, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has based these forward-looking statements on its current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about the Company that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “will,” “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” “goal,” “target,” “outlook,” “allow,” “intend” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this Current Report. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in the Company’s other SEC filings. Forward-looking statements in this Current Report may include, for example, statements about the Company’s ability to enter into a definitive agreement with SLI or complete a Business Combination; the anticipated benefits of the Business Combination; the Special Meeting; SLI’s ability to manufacture building panels and construct buildings; the benefits of SLI’s building system; the interest rate earned on the Trust Account funds held in the demand deposit account; Contributions by the Sponsor; and any excise tax that may be imposed under the Inflation Reduction Act of 2022 in connection with redemptions of the Class A common stock.

The forward-looking statements contained in this Current Report are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the section titled “Risk Factors” in the Proxy Statement and in the Company’s most recent Annual Report on Form 10-K and in its subsequent Quarterly Reports on Form 10-Q. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

No Offer or Solicitation

This Current Report is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction pursuant to the Proxy Statement or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except in accordance with the provisions of the Securities Act. If a definitive agreement with SLI regarding a Business Combination is entered into, the Company will provide a separate proxy statement and/or prospectus to stockholders in connection with a separate additional special meeting of stockholders regarding a Business Combination. You are not being asked to make a voting or investment decision regarding a Business Combination at this time.

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders, in favor of the approval of the Extension Amendment Proposal and the Adjournment Proposal. For information regarding the Company’s directors and executive officers, please see the Company’s Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q and the other documents filed (or to be filed) by the Company from time to time with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed to be participants may be obtained by reading the Proxy Statement and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained at the SEC’s website located at www.sec.gov or by directing a written request to Churchill Capital Corp V, 640 Fifth Avenue, 12th Floor, New York, NY 10019. If a definitive agreement with SLI regarding a Business Combination is entered into, the Company will provide a separate proxy statement and/or prospectus to stockholders in connection with a separate additional special meeting of stockholders regarding a Business Combination. You are not being asked to make a voting or investment decision regarding a Business Combination at this time.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title
10.1	Promissory Note, dated as of March 7, 2023, by and between Churchill Capital Corp V and Churchill Sponsor V LLC.
99.1	Press Release, dated March 7, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Churchill Capital Corp V

Date: March 7, 2023	By:	/s/ Jay Taragin
		Name:	Jay Taragin
		Title:	Chief Financial Officer

EXHIBIT 10.1

THIS PROMISSORY NOTE (“NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

PROMISSORY NOTE

Principal Amount: Up to $2,250,000	Dated as of March 7, 2023 New York, New York

Churchill Capital Corp V, a Delaware corporation and blank check company (“Maker”), promises to pay to the order of Churchill Sponsor V LLC or its registered assigns or successors in interest (“Payee”), or order, the unpaid Principal Amount (as defined herein) of up to Two Million Two Hundred Fifty Thousand Dollars ($2,250,000) in lawful money of the United States of America, on the terms and conditions described below. All payments on this Note shall be made by check or wire transfer of immediately available funds or as otherwise determined by Maker to such account as Payee may from time to time designate by written notice in accordance with the provisions of this Note.

1.      Principal. The entire unpaid principal balance under this Note shall be due and payable in full on the earlier of (i) the date on which Maker consummates its initial merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination (the “Business Combination”) and (ii) the date that the winding up of Maker is effective (such date, the “Maturity Date”), unless accelerated upon the occurrence of an Event of Default (as defined below). Any outstanding unpaid Principal Amount under this Note may be prepaid at any time by Maker, at its election and without penalty. Under no circumstances shall any individual, including, but not limited to, any officer, director, employee or shareholder of Maker, be obligated personally for any obligations or liabilities of Maker hereunder.

2.      Interest. No interest shall accrue on the unpaid Principal Amount of this Note.

3.      Drawdowns; Register. Beginning on March 17, 2023, and thereafter on the eighteenth day of each month (or if such eighteenth day is not a business day, on the business day immediately preceding such eighteenth day) until the earliest to occur of: (i) November 17, 2023; (ii) the consummation of the Business Combination; and (iii) if the Business Combination is not consummated, the date of the liquidation of Maker’s Trust Account (as defined in Maker’s Certificate of Incorporation), as determined in the sole discretion of Maker’s board of directors, Payee shall advance directly to the Trust Account $250,000 (each, an “Advance” and the sum of all Advances, the “Principal Amount”). Maker shall maintain a register reflecting each Advance and any prepayment of all or a portion of the Principal Amount outstanding under this Note for purposes of recording the aggregate unpaid Principal Amount of this Note outstanding at any time.

4.      Application of Payments. All payments shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorney’s fees, then to the payment in full of any late charges and finally to the reduction of the unpaid Principal Amount of this Note.

5.      Events of Default. The following shall constitute an event of default (“Event of Default”):

(a)      Failure to Make Required Payments. Failure by Maker to pay the unpaid Principal Amount due pursuant to this Note within five (5) business days of the Maturity Date.

(b)      Voluntary Bankruptcy, Etc. The commencement by Maker of a voluntary case under any applicable bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of Maker generally to pay its debts as such debts become due, or the taking of corporate action by Maker in furtherance of any of the foregoing.

(c)      Involuntary Bankruptcy, Etc. The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of Maker in an involuntary case under any applicable bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Maker or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days.

6.      Remedies.

(a)      Upon the occurrence of an Event of Default specified in Section 5(a) hereof, Payee may, by written notice to Maker, declare this Note to be due and payable, whereupon the unpaid Principal Amount of this Note, and all other amounts payable hereunder, shall become immediately due and payable (to the extent of working capital available to Maker and unless otherwise satisfied) without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

(b)      Upon the occurrence of an Event of Default specified in Sections 5(b) and 5(c), the unpaid Principal Amount of, and all other sums payable with regard to, this Note, shall automatically and immediately become due and payable, in all cases without any action on the part of Payee.

7.      Waivers. Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest

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with regard to this Note, all errors, defects and imperfections in any proceedings instituted by Payee under the terms of this Note, and all benefits that might accrue to Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof or any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

8.      Unconditional Liability. Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to Maker or affecting Maker’s liability hereunder.

9.      Notices. All notices, statements or other documents which are required or contemplated by this Note shall be made in writing and delivered: (i) personally or sent by first class registered or certified mail, overnight courier service or facsimile or electronic transmission to the address designated in writing, (ii) by facsimile to the number most recently provided to such party or such other address or fax number as may be designated in writing by such party or (iii) by electronic mail, to the electronic mail address most recently provided to such party or such other electronic mail address as may be designated in writing by such party. Any notice or other communication so transmitted shall be deemed to have been given on the day of delivery, if delivered personally, on the business day following receipt of written confirmation, if sent by facsimile or electronic transmission, one (1) business day after delivery to an overnight courier service or five (5) days after mailing if sent by mail.

10.      Construction. THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF DELAWARE, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

11.      Severability. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12.      Trust Waiver. Notwithstanding anything herein to the contrary, Payee hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of or from the Trust Account, and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the Trust Account for any reason whatsoever.

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13.      Amendment; Waiver. Any amendment hereto or waiver of any provision hereof may be made with, and only with, the written consent of Maker and Payee.

14.      Assignment. No assignment or transfer of this Note or any rights or obligations hereunder may be made by any party hereto (by operation of law or otherwise) without the prior written consent of the other party hereto and any attempted assignment without the required consent shall be void. This Note shall be binding upon and benefit the permitted successors and permitted assigns of a party hereto.

[Signature page follows]

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IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Note to be duly executed by the undersigned as of the day and year first above written.

CHURCHILL CAPITAL CORP V

By:	/s/ Jay Taragin
	Name:	Jay Taragin
	Title:	Chief Financial Officer

Accepted and agreed,

CHURCHILL SPONSOR V LLC

By:	/s/ Jay Taragin
	Name:	Jay Taragin
	Title:	Authorized Person

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EXHIBIT 99.1

Churchill Capital Corp V Announces Sustainable Living Innovations, Inc. as Letter of Intent Counterparty and Monthly Contribution to Trust Account in Connection with Proposed Extension

Churchill Capital Corp V (“Churchill V”) announces Sustainable Living Innovations, Inc. as the party with which it has entered into the previously announced letter of intent

Churchill Sponsor V LLC will make monthly deposits of $250,000 directly to the trust account

Trust account funds transitioned from cash to an interest-bearing account

Special meeting of stockholders of Churchill V scheduled for March 14, 2023, to extend date by which Churchill V must consummate an initial business combination

NEW YORK March 7, 2023 — Churchill Capital Corp V (“Churchill V”) announced today several actions being undertaken in anticipation of a special meeting of its stockholders (the “Special Meeting”) on March 14, 2023, at which Churchill V’s stockholders will be asked to vote on a proposal to amend Churchill V’s amended and restated certificate of incorporation to extend the date by which Churchill V has to consummate an initial business combination (the “Business Combination”) from March 18, 2023 to December 18, 2023, or such earlier date as determined by the Churchill V board of directors (the “Extension Amendment Proposal”).

Churchill V Seeking Extension to Pursue a Combination with Sustainable Living Innovations, Inc.

As previously disclosed on December 16, 2022, Churchill V has entered into a non-binding letter of intent with respect to a Business Combination. Churchill V is pleased to inform stockholders that the counterparty to the non-binding letter of intent is Sustainable Living Innovations, Inc. (“SLI”), a building-technology company and provider of proven, patented panelized building systems for the multifamily residential market. SLI’s technology creates buildings that are intended to exceed the world’s most stringent sustainability standards and provide affordable housing solutions.

SLI was co-founded in 2008 by Chairman and CEO Arlan Collins and Mark Woerman, sustainability-minded architects who set out to deliver innovation in the multifamily building market: a simple and repeatable way to deliver sustainable apartment homes that tenants want to live in. The SLI team envisioned a building system manufactured off-site and assembled in the field. Over 14 years, the SLI team has worked to simplify the complex and fragmented value chain of traditional multifamily construction by delivering the entire building to a customer. SLI has what it believes to be the only complete multifamily building system to ever be patented in the U.S. SLI’s current U.S. and international patent portfolio consists of over 170 patents issued, pending, published or allowed.

Today, SLI employs more than 90 people with offices in Seattle and Denver and operates a showroom in Seattle and a manufacturing facility in Tacoma, Washington. In its 91,000-square-foot Tacoma factory, SLI manufactures high-performance building panels that incorporate every major requirement needed for rapid on-site assembly, including electrical, plumbing, ventilation, insulation and fireproofing. SLI’s building systems allow for highly repetitive and scalable construction; panels are installed in the field, enabling SLI to deliver an entire building directly to customers, significantly reducing build times, construction waste, labor needs and greenhouse gas (GHG) emissions.

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Utilizing its panelized building system, SLI completed its first building in 2015, which was a 6-story, 24-unit building called 47 + 7th in Seattle’s University District. SLI has two projects underway in Seattle. 303 Battery is a 15-story, 112-unit building that began construction in 2021 and has been pre-sold to a major U.S. listed REIT. DESC Greenlake is a 5-story, 124-unit building that began construction in 2022 in contract with Seattle’s Downtown Emergency Service Center (“DESC”), a non-profit organization dedicated to serving homeless and the formerly homeless. The building is a Permanent Supportive Housing project and once completed is expected to include supportive services such as healthcare and counseling.

The SLI platform is designed to present a strong value proposition for developers, building owners, managers and tenants. For developers, SLI provides a practical alternative solution to traditional building methods that offers faster construction timelines. For building owners, SLI’s highly energy efficient technology and smart building system (called SLI Connect) is designed to produce attractive net operating income margins. For property managers, SLI Connect is intended to allow system monitoring and optimization of operations over time, resulting in cost and time savings. And for tenants, SLI delivers beautiful spaces optimized for natural light and open space, desirable smart home features and sustainable elements that are intended to create a better living experience as well as a meaningful reduction in utility costs.

Churchill V Sponsor to Make Contribution to the Trust Account

Churchill V’s sponsor, Churchill Sponsor V LLC (the “Sponsor”), will make monthly deposits directly to the trust account (the “Trust Account”) of $250,000 per month (each deposit, a “Contribution”), in exchange for a non-interest bearing, unsecured promissory note (the “Promissory Note”) issued by Churchill V to the Sponsor following the approval and implementation of the Extension Amendment Proposal on the terms described below.

If the Extension Amendment Proposal is approved, the Contributions will be paid monthly beginning on March 17, 2023 and thereafter on the eighteenth day of each month (or if such eighteenth day is not a business day, on the business day immediately preceding such eighteenth day) until the earliest to occur of (i) the consummation of a Business Combination, (ii) November 17, 2023 and (iii) if a Business Combination is not consummated, the date of liquidation of the Trust Account, as determined in the sole discretion of Churchill V’s board of directors. The Promissory Note will mature on the earlier of (1) the date Churchill V consummates a Business Combination and (2) the date that the winding up of Churchill V is effective.

Churchill V Trust Account Transitioned to an Interest-Bearing Account

Churchill V has transferred all of the funds in the Trust Account from cash to an interest-bearing demand deposit account.

The interest rate on the deposit account is currently 4.45% per annum, but such deposit account carries a variable rate, and Churchill V cannot assure investors that such rate will not decrease or increase significantly.

Churchill V Trust Account Will Not Be Used for Potential Excise Tax Liabilities

Churchill V has agreed that, to mitigate the current uncertainty surrounding the implementation of the Inflation Reduction Act of 2022, funds held in the Trust Account, including any interest thereon, will not be used to pay for any excise tax liabilities with respect to any future redemptions of Churchill V’s Class A common stock prior to or in connection with the Extension Amendment Proposal, a Business Combination or the liquidation of Churchill V. The foregoing is without prejudice as to how other special purpose acquisition entities affiliated with Churchill V may determine to pay for any excise tax liabilities applicable to those other entities.

Today’s announcements are being made in anticipation of the Special Meeting on March 14, 2023, at which time Churchill V stockholders will be asked to vote on the Extension Amendment Proposal and on

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a proposal to adjourn the special meeting to a later date, if necessary. The purpose of these proposals are to allow for additional time to complete a Business Combination. The Churchill V board of directors has determined that these proposals are in the best interests of Churchill V and its stockholders and recommends that you vote “FOR” such proposals.

Nicholas Johnson, Managing Director and Partner of Archimedes Advisors, is leading the potential SLI combination on behalf of Churchill V. No assurances can be made that Churchill V will successfully negotiate and enter into a definitive agreement with SLI for a Business Combination, or that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all.

If stockholders have any questions or need assistance, please contact Mackenzie Partners, Churchill V’s proxy solicitor, by phone at (800) 322-2885 (toll free) or by email at proxy@mackenziepartners.com.

About Churchill Capital Corp V

Churchill Capital Corp V was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Additional Information and Where to Find It

On February 21, 2023, Churchill V filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for the Special Meeting which further describes the Extension Amendment Proposal.

Forward-Looking Statements

This press release includes, and oral statements made from time to time by representatives of Churchill V or SLI may include, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Churchill V and SLI have based these forward-looking statements on each of its current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about Churchill V or SLI that may cause Churchill V or SLI’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “will,” “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” “goal,” “target,” “outlook,” “allow,” “intend” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in Churchill V’s other SEC filings. Forward-looking statements in this press release may include, for example, statements about Churchill V’s ability to enter into a definitive agreement with SLI or complete a Business Combination; the anticipated benefits of a Business Combination; the Special Meeting; SLI’s ability to manufacture building panels and construct buildings; the benefits of SLI’s building system; the interest rate earned on the Trust Account funds held in the demand deposit account; Contributions by the Sponsor; and any excise tax that may be imposed under the Inflation Reduction Act of 2022 in connection with redemptions of Churchill V’s Class A common stock.

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The forward-looking statements contained in this press release are based on Churchill V and SLI’s current expectations and beliefs concerning future developments and their potential effects on Churchill V and SLI. There can be no assurance that future developments affecting Churchill V or SLI will be those that Churchill V or SLI have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Churchill V or SLI’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the section titled “Risk Factors” in the Proxy Statement and in Churchill V’s most recent Annual Report on Form 10-K and in its subsequent Quarterly Reports on Form 10-Q. Should one or more of these risks or uncertainties materialize, or should any of the Churchill V or SLI’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Churchill V and SLI undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

No Offer or Solicitation

This press release is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction pursuant to the Proxy Statement or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except in accordance with the provisions of the Securities Act. If a definitive agreement with SLI regarding a Business Combination is entered into, Churchill V will provide a separate proxy statement and/or prospectus to stockholders in connection with a separate additional special meeting of stockholders regarding a Business Combination. You are not being asked to make a voting or investment decision regarding a Business Combination at this time.

Participants in the Solicitation

Churchill V and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from Churchill V’s stockholders, in favor of the approval of the proposals described herein. For information regarding Churchill V’s directors and executive officers, please see Churchill V’s Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q and the other documents filed (or to be filed) by Churchill V from time to time with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed to be participants may be obtained by reading the Proxy Statement and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained at the SEC’s website located at www.sec.gov or by directing a written request to Churchill V, 640 Fifth Avenue, 12th Floor, New York, NY 10019. If a definitive agreement with SLI regarding a Business Combination is entered into, Churchill V will provide a separate proxy statement and/or prospectus to stockholders in connection with a separate additional special meeting of stockholders regarding a Business Combination. You are not being asked to make a voting or investment decision regarding a Business Combination at this time.

Media Contact

Christina Stenson / Felipe Ucros

Gladstone Place Partners

(212) 230-5930

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